                                                                       March 13, 2007

VIA EDGAR LINK
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      Galaxy Variable Annuity
                  (File no. 33-47976)

Dear Commissioners:

        On behalf of American Skandia Life Assurance Corporation and the American Skandia Life Assurance Life Assurance Corporation
Variable Account E (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that American Skandia has transmitted to the contractholders of the above-referenced variable annuities the annual report of each applicable underlying fund, for the period ended December 31, 2006.  As indicated by the filing information set forth below, those annual reports were filed with the Commission, and we incorporate those filings by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.

In addition to information transmitted herewith, we incorporate by reference the annual reports with respect to the following underlying portfolios:

Filer/Entity:              Columbia Funds Variable Insurance Trust
Registration No.:          811-05199
CIK No.:                   0000815425
Accession No.:             0001104659-07-017090
Date of Filing:            03/07/07

If you have any questions regarding this filing, please contact me at (203) 944-5477.

                                                              Sincerely,

                                                              /s/Laura Kealey
                                                              Laura Kealey
                                                              Vice President, Corporate Counsel